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                                                              Exhibit 10.29

                            STOCK EXCHANGE AGREEMENT

      This Stock Exchange Agreement (this "Agreement") is effective as of March ___, 2003, by and between Computer Motion, Inc., a Delaware corporation (the "Company") and the undersigned holders of the Company's Series C Convertible Preferred Stock (each a "Holder," and collectively, "Holders").

                                 R E C I T A L S

      A. Holders own shares of the Company's Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock, par value $.001 per share (collectively, the "Series C Preferred Shares").

      B. On or prior to the date hereof, the Company has authorized the issuance of shares of the Company's Series D-1 Convertible Preferred Stock and Series D-2 Convertible Preferred Stock (collectively, the "Series D Preferred Shares") which have the rights, preferences, privileges and restrictions set forth in the Certificate of Designations Setting Forth the Preferences, Rights and Limitations of the Series D Convertible Preferred Stock of the Company attached hereto and incorporated herein by reference (the "Series D Certificate of Designations").

      C. The Company desires to acquire the Series C Preferred Shares from the Holders in exchange for shares of the Series D Preferred Shares based on an exchange ratio of 1:1.

      D. The Company and each Holder are entering into this Agreement to effectuate such exchange of the Series C Preferred Shares for the Series D Preferred Shares.


                                A G R E E M E N T

      1. EXCHANGE OF SHARES. Concurrently with the execution hereof, Holder hereby contributes, conveys, transfers, assigns and delivers to the Company, free and clear of any and all mortgages, security interests, liens, options, pledges, claims, charges and any other encumbrances of adverse interests of any kind or nature whatsoever, all of Holder's right, title and interest in and to the number of shares of Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock set forth on the signature page hereto, and, in exchange therefor, the Company hereby issues to Holder a like number of Series D-1 Convertible Preferred Stock and Series D-2 Convertible Preferred Stock, respectively.

      2. REGISTRATION RIGHTS AGREEMENT. The Company and Holder hereby acknowledge and agree that the Series D Preferred Shares shall be subject to the terms, conditions and covenants of the Registration Rights Agreement, dated October 31, 2002, among the Company and the Holders (the "Rights Agreement"), and Company and Holder agree to continue to be bound by the terms and provisions of the Rights Agreement. The shares of the Company's Common Stock issuable upon conversion of the Series D Preferred Shares shall continue to be covered by the registration statement on Form S-3 (File No. 333-101830) filed with the Securities and Exchange Commission in connection with the Registration Rights Agreement.

      3. PREFERRED STOCK. In the event that the Company has not entered into a Change of Control Transaction (as defined in the Series D Certificate of Designations) on or before September
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30, 2003, then the Company shall authorize the issuance of shares of the
Company's Series E-1 Convertible Preferred Stock and Series E-2 Convertible Preferred Stock (the "Series E Preferred Shares") which shall have identical rights, privileges, preferences and restrictions as the shares of the Company's Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock, respectively, and the Holder shall have the right to exchange the Series D Preferred Shares for the Series E Preferred Shares at any time thereafter.

      4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and supersedes all contemporaneous written or oral agreements and understandings of the parties, either express or implied. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

      5. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or three
(3) days after deposit in the United States Post Office, by certified mail with postage and fees prepaid, addressed to the other party at the address hereinafter shown below his or its signature or at such other address as such party may designate by ten days' advance written notice to the other party.

      6. ASSIGNMENT. No party may transfer or assign its benefits or rights or delegate its duties or obligations under this Agreement without the prior written consent of the other party.

      7. GOVERNING LAW, VENUE AND JURISDICTION. This Agreement shall be construed in accordance with the laws of the State of Delaware without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

      8. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

      9. SEVERABILITY. In the event any court, administrative agency or other governmental entity with appropriate jurisdiction and authority determines that any term or part of this Agreement is invalid or unenforceable, the remainder of this Agreement shall remain in full force and effect.

      10. AMENDMENT. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

      11. WAIVER. All waivers hereunder must be made in writing, and failure of any party at any time to require another party's performance of any obligation under this Agreement shall not affect, limit or waive a party's right at any time to require strict performance of that obligation thereafter. Any waiver of any breach of any provision of this Agreement shall not be construed in any way as a waiver of any continuing or succeeding breach of such provision or waiver or modification of the provision.

      12. CONFIDENTIALITY AGREEMENT. The term of the Confidentiality Agreement shall be extended until the earlier of (A) a public announcement of a Possible Transaction (as defined in the Confidentiality Agreement) is made by the Company or (B) March 11, 2003.




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                            [Signatures on next page]




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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         COMPUTER MOTION, INC.,
                                         A DELAWARE CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         "HOLDER"

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         No. of Shares of Series C Preferred
                                         Stock being exchanged hereby:


                                         Series C-1 Convertible Preferred Stock:



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                                         Series C-2 Convertible Preferred Stock:



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